                                                                    EXHIBIT 10.8


                           WIRELESS FACILITIES, INC.

                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                               FEBRUARY 26, 1999

                               TABLE OF CONTENTS

                                                                                         Page
SECTION 1.          GENERAL...........................................................      1
              1.1   Definitions.......................................................      1

SECTION 2.          REGISTRATION; RESTRICTIONS ON TRANSFER............................      3
              2.1   Restrictions on Transfer..........................................      3
              2.2   Demand Registration...............................................      4
              2.3   Piggyback Registrations...........................................      5
              2.4   Form S-3 Registration.............................................      6
              2.5   Expenses of Registration..........................................      7
              2.6   Obligations of the Company........................................      8
              2.7   Termination of Registration Rights................................      9
              2.8   Delay of Registration; Furnishing Information.....................      9
              2.9   Indemnification...................................................      9
             2.10   Assignment of Registration Rights.................................     11
             2.11   Amendment of Registration Rights..................................     12
             2.12   "Market Stand-Off" Agreement; Agreement to Furnish Information....     12
             2.13   Rule 144 Reporting................................................     12

SECTION 3.          COVENANTS OF THE COMPANY..........................................     13
              3.1   Financial Information and Reporting...............................     13
              3.2   Confidentiality of Records........................................     13
              3.3   Inspection........................................................     14
              3.4   Reservation of Common Stock.......................................     14
              3.5   Termination of Covenants..........................................     14

SECTION 4.          RIGHTS OF FIRST REFUSAL...........................................     14
              4.1   Subsequent Offerings..............................................     14
              4.2   Exercise of Rights................................................     14
              4.3   Issuance of Equity Securities to Other Persons....................     15
              4.4   Termination and Waiver of Rights of First Refusal.................     15
              4.5   Transfer of Rights of First Refusal...............................     15
              4.6   Excluded Securities...............................................     15

SECTION 5.          MISCELLANEOUS.....................................................     16
              5.1   Governing Law.....................................................     16
              5.2   Survival..........................................................     16
              5.3   Successors and Assigns............................................     16
              5.4   Entire Agreement..................................................     16
              5.5   Severability......................................................     17
              5.6   Amendment and Waiver..............................................     17
              5.7   Limitation on Subsequent Grant of Rights..........................     17
              5.8   Delays or Omissions...............................................     17
              5.9   Notices...........................................................     17
             5.10   Attorneys' Fees...................................................     18
             5.11   Titles and Subtitles..............................................     18
             5.12   Counterparts......................................................     18
             5.13   Aggregation of Stock..............................................     18
             5.14   Affiliated Entities...............................................     18

                           WIRELESS FACILITIES, INC.

                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 26th day of February, 1999, by and among Wireless Facilities, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock ("Series A Stock") set forth on Exhibit A hereto, and the holders of the Company's Series B Preferred Stock ("Series B Stock") set forth on Exhibit A of that certain Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") and Exhibit A hereto. The holders of the Series A Stock and the holders of the Series B Stock shall collectively be referred to hereinafter as the "Investors" and each individually as an "Investor."

                                    RECITALS

     WHEREAS, certain of the Investors hold shares of the Company's Series A Stock and possess certain registration rights, information rights and other rights pursuant to an existing Investor Rights Agreement dated as of August 7, 1998 among the Company and such Investors;

     WHEREAS, the undersigned Investors who hold Series A Stock hold a majority of the Registrable Securities, and such Investors and the Company desire to amend and restate the Investor Rights Agreement to add the holders of Series B Stock as parties thereto;

     WHEREAS, certain Investors are parties to the Purchase Agreement, pursuant to which the Company proposes to sell and issue 2,727,273 shares of its Series B Stock; and

     WHEREAS, as a condition of entering into the Purchase Agreement, the prospective purchasers have requested that the Company extend to them registration rights, information rights and other rights as set forth below;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1.  GENERAL

     1.1    DEFINITIONS.    As used in this Agreement the following terms shall
have the following respective meanings:

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                                       1.

            "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

            "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

            "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

            "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

            "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

            "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense up to fifteen thousand dollars ($15,000) in connection with any special audits incident to or required by any registration pursuant to Section 2.2 or
Section 2.4 hereof (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "SEC" or "COMMISSION" means the Securities and Exchange Commission.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale, the fees and costs of any special counsel to the Holders and expenses, if any, in excess of fifteen thousand dollars ($15,000) in connection with any special audits incident to or required by any registration pursuant to Section 2.2 or Section 2.4 hereof.

            "SHARES" shall mean (i) the Company's Series A Stock issued pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of August 7, 1998 and (ii) the Company's Series B Stock issued pursuant to the Purchase Agreement, each of the foregoing held by the Investors listed on Exhibit A hereto and their permitted assigns.

                                       2.

SECTION 2.  REGISTRATION; RESTRICTIONS ON TRANSFER

     2.1    RESTRICTIONS ON TRANSFER.

            (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                 (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                 (iii)  Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a partnership to an affiliated entity pursuant to Section 5.14 hereof, (C) a corporation to its stockholders in accordance with their interest in the corporation, (D) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (E) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

            (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company

                                       3.

to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

            (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2  DEMAND REGISTRATION.

     (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least 50% of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of at least 20% of the Registrable Securities then outstanding held by the Initiating Holders (or a lesser percent if the anticipated gross receipts from the offering exceed $30,000,000 (a "Qualified Public Offering")), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section
2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

     (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                                       4.

          (i) prior to the earlier of (A) June 12, 2000 or (B) one year following the effective date of the registration statement pertaining to the Initial Offering;

          (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

          (iii) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make effective its Initial Offering within ninety (90) days, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (iv) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period; or

          (v) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

     2.3    PIGGYBACK REGISTRATIONS.    The Company shall notify all Holders of
Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, including those filed on demand of any later round investor, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen
(15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's

                                       5.

participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities being offered in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than fifty percent (50%) of the Registrable Securities. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, the affiliated entities of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

            (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

     2.4    FORM S-3 REGISTRATION.    In case the Company shall receive from
any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-
3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

            (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are

                                       6.

specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                 (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders;

                 (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000);

                 (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                 (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

     2.5    EXPENSES OF REGISTRATION.    Except as specifically provided
herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the

                                       7.

number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to
Section 2.2 or Section 2.4 to a demand registration.

     2.6    OBLIGATIONS OF THE COMPANY.    Whenever required to effect the
registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

            (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                                       8.

            (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     2.7    TERMINATION OF REGISTRATION RIGHTS.    All registration rights
granted under this Section 2 shall terminate and be of no further force and effect five (5) years after the effective date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

     2.8    DELAY OF REGISTRATION; FURNISHING INFORMATION.

            (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

            (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

            (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

     2.9    INDEMNIFICATION.    In the event any Registrable Securities are
included in a registration statement under Sections 2.2, 2.3 or 2.4:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities

                                       9.

Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

            (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

            (c)  Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential

                                      10.

differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

            (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f)  The obligations of the Company and Holders under this Section
2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.10   ASSIGNMENT OF REGISTRATION RIGHTS.    The rights to cause the
Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities provided that the transfer (a) is in connection with a transfer of all Registrable Securities of the transferor, (b) involves a transfer of at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations), or (c) is a transfer of Registrable Securities to constituent partners, affiliated entities or stockholders of the Holder and who agree to act through a single representative; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities

                                      11.

with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.11   AMENDMENT OF REGISTRATION RIGHTS.    Any provision of this Section
2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12   "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION.
Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

            (i) such agreement shall apply only to the Company's Initial Offering; and

            (ii) all officers and directors of the Company enter into similar agreements.

     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar form that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.13   RULE 144 REPORTING.    With a view to making available to the
Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                                      12.

            (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

            (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.  COVENANTS OF THE COMPANY

     3.1    FINANCIAL INFORMATION AND REPORTING.

            (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

            (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Investor a balance sheet of the Company, and statement of shareholder's equity as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

            (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2    CONFIDENTIALITY OF RECORDS.    Each Investor agrees to use, and to
use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary, affiliated entity to which a transfer of shares is permitted pursuant to Section 5.14 hereof or parent of such Investor for the purpose of

                                      13.

evaluating its investment in the Company as long as such partner, subsidiary, affiliated entity or parent is advised of the confidentiality provisions of this
Section 3.2.

     3.3    INSPECTION.    The Company shall permit each Investor to visit and
inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

     3.4    RESERVATION OF COMMON STOCK.    The Company will at all times
reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.5    TERMINATION OF COVENANTS.    All covenants of the Company contained
in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon (a) the acquisition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction (a "Change in Control").


SECTION 4.  RIGHTS OF FIRST REFUSAL

     4.1    SUBSEQUENT OFFERINGS.    Each Investor shall have a right of first
refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section
4.6 hereof. Each Investor's pro rata share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) held by all of the Investors immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

     4.2    EXERCISE OF RIGHTS.    If the Company proposes to issue any Equity
Securities other than the Equity Securities excluded by Section 4.6 hereof, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for

                                      14.

the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3    ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS.    If not all of the
Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire such unsubscribed shares. The participating Investors shall have five (5) days after receipt of such notice to notify the Company of their election to purchase all or a portion thereof of the unsubscribed shares. If the Investors fail to exercise in full the rights of first refusal, the Company shall have one hundred and twenty (120) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within one hundred and twenty (120) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

     4.4    TERMINATION AND WAIVER OF RIGHTS OF FIRST REFUSAL.    The rights
of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) effective date of the registration statement pertaining to the Company's Initial Public Offering or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of Investors holding a majority of the Registrable Securities held by all Investors, or as permitted by Section 5.6.

     4.5    TRANSFER OF RIGHTS OF FIRST REFUSAL.    The rights of first refusal
of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

     4.6    EXCLUDED SECURITIES.    The rights of first refusal established by
this Section 4 shall have no application to any of the following Equity
Securities:

            (a) Up to 7,500,000 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary (for the primary purpose of soliciting or retaining their services) after the date of this Agreement, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

            (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

                                      15.

            (c) any Equity Securities issued for consideration other than cash pursuant to a bona fide merger, consolidation, acquisition or similar business combination;

            (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

            (e)  shares of Common Stock issued upon conversion of the Shares;

            (f) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution (provided such issuances are for other than primarily equity financing purposes);

            (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

            (h) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.


SECTION 5.  MISCELLANEOUS

     5.1    GOVERNING LAW.    This Agreement shall be governed by and construed
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     5.2    SURVIVAL.    The representations, warranties, covenants, and
agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.3  SUCCESSORS AND ASSIGNS.    Except as otherwise expressly provided
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     5.4    ENTIRE AGREEMENT.    This Agreement, the Exhibits and Schedules
hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no

                                      16.

party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     5.5    SEVERABILITY.    In case any provision of the Agreement shall be
invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     5.6    AMENDMENT AND WAIVER.

            (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

            (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities.

            (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

     5.7  LIMITATION ON SUBSEQUENT GRANT OF RIGHTS.    After the date of this
Agreement, the Company shall not, without the prior written consent of at least a majority in interest of the Series A and Series B Preferred (or Common Stock issued upon conversion of the Series A or Series B Preferred or a combination of such Common Stock and Series A or Series B Preferred), enter into any agreement with any holder or prospective holder of any equity securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder. The Company will grant each Investor any registration rights or rights of first refusal granted to subsequent purchasers of the Company's equity securities to the extent that such rights are superior, in the good faith judgment of the Company's Board of Directors, to those granted pursuant to this Agreement.

     5.8  DELAYS OR OMISSIONS.    It is agreed that no delay or omission to
exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     5.9    NOTICES.    All notices required or permitted hereunder shall be in
writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally

                                      17.

recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     5.10   ATTORNEYS' FEES.    In the event that any dispute among the parties
to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.11   TITLES AND SUBTITLES.    The titles of the sections and subsections
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.12   COUNTERPARTS.    This Agreement may be executed in any number of
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.13   AGGREGATION OF STOCK.    All shares of the Preferred Stock held or
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     5.14   AFFILIATED ENTITIES.    Notwithstanding anything to the contrary
herein, Oak Investment Partners VIII, Limited Partnership ("Oak") shall be entitled to transfer shares of the Company's capital stock (or securities convertible into or exercisable for capital stock) to its affiliated entities, provided (i) Oak obtains the prior written consent of the Company (which consent shall not unreasonably be withheld) and (ii) in connection with such transfer such affiliated entity shall also agree to be bound by the terms and conditions of this Agreement, whereupon such affiliated transferee shall be entitled to and shall have all of the rights and benefits and be subject to the obligations and restrictions hereunder as if it were an initial "Investor" hereunder.

                                      18.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                INVESTORS:

WIRELESS FACILITIES, INC.               OAK INVESTMENT PARTNERS VIII, LIMITED
                                        PARTNERSHIP



By: /s/ Masood K. Tayebi                By: /s/ Bandel L. Carano
   ---------------------------------       ---------------------------------
   Masood K. Tayebi, Ph.D.,                Bandel L. Carano
   President                               Managing Member of Oak Associates
                                           VIII, LLC, The General Partner of
                                           Oak Investment Partners VIII,
                                           Limited Partnership


                                        OAK VIII AFFILIATES FUND, LP



                                        By: /s/ Bandel L. Carano
                                           ---------------------------------
                                           Bandel L. Carano
                                           Managing Member of Oak VIII
                                           Affiliates, LLC, The General
                                           Partner of Oak VIII Affiliates
                                           Fund, LP


KEY STOCKHOLDERS:                       WORLDVIEW TECHNOLOGY PARTNERS I, L.P.
                                        By:  Worldview Capital I, L.P.,
                                             its General Partner

/s/ Masood K. Tayebi
---------------------------------       By:  Worldview Equity I, L.L.C., its
Masood K. Tayebi, Ph.D.                      General Partner


/s/ Massih Tayebi                       By: /s/ Michael Orsak
---------------------------------          ---------------------------------
Massih Tayebi, Ph. D.                      Michael Orsak - Member



                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

                                     Worldview Technology International I, L.P.
                                     By:  Worldview Capital I, L.P., its General
                                          Partner
                                     By:  Worldview Equity I, L.L.C., its
                                          General Partner


                                     By: /s/ Michael Orsak
                                        ---------------------------------------
                                        Michael Orsak - Member



                                     Worldview Strategic Partners I, L.P.
                                     By: Worldview Capital I, L.L.P., its
                                         General Partner
                                     By: Worldview Equity I, L.L.C., its General
                                         Partner

                                     By: /s/ Michael Orsak
                                        ---------------------------------------
                                        Michael Orsak - Member



                                         /s/ Fred Warren
                                        ---------------------------------------
                                        Fred Warren


                                     STANFORD UNIVERSITY



                                     By: /s/ Carol Gilmer
                                        ---------------------------------------
                                        Carol Gilmer




                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

                                   EXHIBIT A


                             SCHEDULE OF INVESTORS



                   SERIES A PREFERRED STOCK                                   SHARES
-------------------------------------------------------------------------------------------------
     OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP                                  1,355,949
     525 University Ave., Suite 1300
     Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------
     OAK VIII AFFILIATES FUND, LP                                                          26,262
     525 University Ave., Suite 1300
     Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW TECHNOLOGY PARTNERS I, L.P.                                                162,874
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.                                            63,481
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW STRATEGIC PARTNERS I, L.P.                                                  14,030
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------
     FRED WARREN                                                                           40,064
     11150 Santa Monica Blvd., Suite 1200
     Los Angeles, CA 90025
-------------------------------------------------------------------------------------------------
     STANFORD UNIVERSITY                                                                   20,032
     Stanford Engineering Venture Fund
     2770 Sand Hill Road
     Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------

                                      A-1
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                   SERIES B PREFERRED STOCK                                   SHARES
-------------------------------------------------------------------------------------------------
     OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP                                  2,279,090
     525 University Ave., Suite 1300
     Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------
     OAK VIII AFFILIATES FUND, LP                                                          44,141
     525 University Ave., Suite 1300
     Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW TECHNOLOGY PARTNERS I, L.P.                                                273,761
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.                                           106,700
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------
     WORLDVIEW STRATEGIC PARTNERS I, L.P.                                                  23,581
     435 Tasso Street
     Palo Alto, CA 94301
-------------------------------------------------------------------------------------------------

                                      A-2
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT